                           ONE GROUP(R) MUTUAL FUNDS

                         BOND FUNDS COMBINED PROSPECTUS
                         Supplement dated June 9, 2000
                      to Prospectus dated November 1, 1999

Anthony L. Longi, Jr. has resigned as an officer of Banc One High Yield Partners and an employee of Pacholder Associates, Inc. Therefore, references to Mr. Longi under THE FUND MANAGERS on page 63 of the prospectus are deleted. Banc One High Yield Partners will continue to manage the High Yield Bond Fund, and that portion of the Income Bond Fund invested in high yield securities. However, like the other One Group Funds, the High Yield Bond Fund and the Income Bond Fund will be managed by a team of Fund managers, research analysts, and fixed income traders.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-S-1073